UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 1, 2024
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 7, 2024, Edgewell Personal Care Company ("the Company") issued a press release announcing financial and operating results for its first quarter of fiscal 2024. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, February 1, 2024. Of the 50,231,558 shares outstanding and entitled to vote at the Annual Meeting, 42,971,923 shares were represented in person or by proxy, constituting a quorum.

The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2025 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Black	39,607,908	192,134	26,204	3,145,677
George R. Corbin	39,621,015	176,520	28,711	3,145,677
Carla C. Hendra	39,048,412	753,007	24,827	3,145,677
John C. Hunter, III	39,046,994	750,201	29,051	3,145,677
James C. Johnson	34,786,734	5,010,270	29,242	3,145,677
Rod R. Little	39,527,195	272,580	26,471	3,145,677
Joseph D. O’Leary	39,110,309	690,941	24,996	3,145,677
Rakesh Sachdev	35,852,240	3,946,909	27,097	3,145,677
Swan Sit	39,088,483	712,572	25,191	3,145,677
Gary K. Waring	39,097,544	700,346	28,356	3,145,677

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2024 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
42,128,293	811,986	31,644
Proposal 3: The Company's executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
33,234,335	6,516,144	75,767	3,145,677

Proposal 4: The Company's frequency on executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory vote for one year as set forth in the table below:

For 1 Year	For 2 Years	For 3 Years	Abstain
35,932,851	15,913	3,809,722	67,760

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of First Quarter Earnings for Edgewell Personal Care Company issued on February 7, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY

By: /s/ Daniel J. Sullivan
Daniel J. Sullivan
Chief Financial Officer and Principal Accounting Officer

Dated: February 7, 2024